AMENDMENT NO. 3

TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENTIN THE AMOUNT OF US$15,000,000

BY AND AMONG

MEDYTOX SOLUTIONS, INC.,as Borrower,

MEDYTOX MEDICAL MARKETING & SALES, INC.,BIOHEALTH MEDICAL LABORATORY, INC.,ADVANTAGE REFERENCE LABS, INC., MEDYTOX DIAGNOSTICS, INC., andPB LABORATORIES, LLCas Joint and Several Guarantors,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,as Lender

February 28, 2013

AMENDMENT NO. 3 TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 3 TO SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 28th day of February, 2013, by and among (i) MEDYTOX SOLUTIONS, INC., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), (ii) MEDYTOX MEDICAL MARKETING & SALES, INC., a corporation incorporated under the laws of the State of Florida, MEDYTOX DIAGNOSTICS, INC., a corporation incorporated under the laws of the State of Florida, PB LABORATORIES, LLC, a limited liability company organized and existing under the laws of the State of Florida, ADVANTAGE REFERENCE LABS, INC., a corporation incorporated under the laws of the State of Florida, and BIOHEALTH MEDICAL LABORATORY, INC., a corporation incorporated under the laws of the State of Florida, as joint and several guarantors (each a “Guarantor” and collectively the “Guarantors” and together with Borrower, the “Credit Parties”) and (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

W I T N E S S E T H

WHEREAS, the Credit Parties and the Lender have entered into that certain senior secured revolving credit facility agreement, dated as of April 30, 2012 (the “Credit Agreement”), pursuant to which the Lender agreed to make available to the Borrower a secured revolving loan in the amount of Four Million United States Dollars (US$4,000,000), subject to the terms and conditions therein contained, and of this amount, the Lender made an initial principal advance of Five Hundred Fifty Thousand United States Dollars (US$550,000) to the Borrower;

WHEREAS, the Credit Parties have entered into that certain amendment no. 1 to the Credit Agreement, dated as of July 31, 2012 (“Amendment No. 1”), pursuant to which the Lender advanced an additional principal amount of Five Hundred Twenty Five Thousand United States Dollars (US$525,000) to the Borrower;

WHEREAS, the Credit Parties have entered into that certain amendment no. 2 to the Credit Agreement, dated as of October 31, 2012 (“Amendment No. 2”), pursuant to which the Lender advanced an additional principal amount of Six Hundred Fifty Thousand United States Dollars (US$650,000) to the Borrower;

WHEREAS, as of the date hereof, a total aggregate principal amount of One Million Seven Hundred Twenty-Five Thousand United States Dollars (US$1,725,000) of principal plus applicable interest are outstanding;

WHEREAS, in connection with this Amendment, the Borrower has requested and the Lender has agreed to advance an additional principal amount of Eight Hundred Thousand United States Dollars (US$800,000) to the Borrower; and

WHEREAS, the parties to this Amendment desire to further amend the Credit Agreement, as previously amended by Amendment No. 1 and Amendment No. 2 (as previously amended thereby, the “Amended Credit Agreement”), as set forth herein.

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NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

2. Amendment of the Amended Credit Agreement.  Subject to the terms and conditions of this Amendment, the Amended Credit Agreement is hereby further amended and supplemented as follows:

(a)

all references to the “Senior Secured Revolving Credit Facility Agreement” or the “Agreement” contained in the Amended Credit Agreement shall be deemed to refer to the Amended Credit Agreement as further amended hereby;

(b)

The definition of “Revolving Loan Commitment” shall be deleted in its entirety and shall be replaced with the following:

“Revolving Loan Commitment” shall mean Two Million Five Hundred Twenty-Five Thousand and No/100 United States Dollars (US$2,525,000), and in the event Borrower requests and Lender agrees to increase the Revolving Loan Commitment pursuant to Section 2.1(b), such aggregate additional amount up to Fifteen Million and No/100 United States Dollars ($15,000,000).

(c)

Section 9.1 shall be amended by deleting the word "and" at the end of clause (j), adding "; and" at the end of clause (k) and adding the following:

(l) Funded Indebtedness represented by the Secured Promissory Note, dated December 7, 2012, payable by Medytox Diagnostics, Inc., in favor of Balbino Suarez, in the amount of $165,125, and guaranteed by Medytox Solutions, Inc. pursuant to the Guarantee, dated December 7, 2012.

(d)

Section 9.3 shall be amended by deleting the word "or" at the end of clause (g) and adding the following:

(i) The 50.5% ownership interest in Biohealth Medical Laboratory, Inc. purchased by Medytox Diagnostics, Inc. from Balbino and Luisa Suarez, pursuant to Stock Purchase Agreements each dated as of December 7, 2012; or

(j) A loan to Bright Mountain Holdings, Inc. in the amount of $45,000.

(e)

Section 10.22 shall be added as follows:

Security Interest Confirmation.  Provided that any amounts remain outstanding under the Agreement or the Revolving Note, on March

1 of each calendar year while such amounts remain outstanding, Borrower shall pay Lender a fee of One Thousand Two Hundred and Fifty United States Dollars (US$1,250.00) per year for Lender to conduct annual confirmations of its respective security interests in the Collateral.

3. Use of Proceeds.  Notwithstanding anything which may be contained in the Amended Credit Agreement to the contrary, the $800,000 advance being made in connection with this Amendment shall be used in accordance with management’s discretion.

4. Renewal of Revolving Loan.  Pursuant to Section 2.3 of the Amended Credit Agreement, by its execution hereof, the Borrower hereby provides written notice to Lender of Borrower’s election to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for an additional six (6) month period commencing on the date hereof and terminating on September 4, 2013 (subject to the terms and conditions of the Amended Credit Agreement, as amended hereby) and, by its execution hereof, the Lender hereby consents and agrees to such renewal and extension.

5. Issuance of Amended and Restated Promissory Note.  Subject to the terms and conditions of this Amendment, the Borrower shall and does hereby agree to issue to the Lender, simultaneously with the execution of this Amendment, an original amended and restated promissory note in the principal amount of Two Million Five Hundred Twenty-Five Thousand and No/100 United States Dollars (US$2,525,000), dated as of the date of this Amendment, in the form attached hereto as Exhibit A (the “Amended and Restated Promissory Note”).

6. Cancellation of Existing Promissory Note.  By the Credit Parties’ execution and delivery to the Lender of the Amended and Restated Promissory Note, that certain amended and restated promissory note originally issued by the Borrower in favor of the Lender, dated October 31, 2012, in the original principal amount of One Million Seven Hundred Twenty-Five Thousand United States Dollars (US$1,725,000) shall be hereby immediately and irrevocably cancelled without further action on the part of the Lender or the Credit Parties.  It is the intention of the parties that while the Amended and Restated Promissory Note amends, restates, replaces and supersedes the existing amended and restated promissory note, in its entirety, it is not in payment or satisfaction of the existing amended and restated promissory note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the existing debt.

7. Representations and Warranties of the Credit Parties.  The Credit Parties each represent and warrant to the Lender that immediately after giving effect to this Amendment, the representations and warranties of each Credit Party set forth in the Amended Credit Agreement, as amended hereby, are true and correct in all material respects and no Default or Event of Default shall have occurred and be continuing.

8. Security Interest Confirmation.  The Credit Parties each hereby represent, warrant and covenant that the Lender’s security interests in all of the “Collateral” (as such term is defined in each Security Agreement executed by each of the Credit Parties) are and remain valid, perfected, first priority security interests in such Collateral, and the Credit Parties

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have not granted any other encumbrances or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, other than Permitted Liens.

9. No Defaults.  Each Credit Party hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

10. Covenants.  Each Credit Party hereby reaffirms that each has duly performed and observed the covenants and undertakings set forth in the Amended Credit Agreement and each Loan Document, and each covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Amended Credit Agreement, as amended hereby, shall remain in effect.

11. No Other Amendment.  All other terms and conditions of the Amended Credit Agreement shall remain in full force and effect and the Amended Credit Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

12. Fees and Expenses.  The Borrower agrees to pay to the Lender, upon the execution hereof, (i) a commitment fee equal to Sixteen Thousand United States Dollars (US$16,000), (ii) an investment banking fee equal to Twenty Five Thousand United States Dollars (US$25,000), (iii) a legal fee equal to Five Thousand United States Dollars (US$5,000), (iv) an asset monitoring fee equal to Two Thousand Five Hundred United States Dollars ($2,500), and (v) all costs and expenses of the Lender and Lender’s counsel in connection with the preparation and execution of this Amendment, including, but not limited to, documentary stamp tax fees, UCC-1 Financing Statement search fees, and Certificate of Good Standing fees.  The Lender and the Borrower agree that all fees payable by the Borrower to the Lender upon the execution hereof shall be listed on the closing statement executed in connection herewith.

13. Conditions Precedent.  The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

(a)

Amendment.  Each Credit Party shall have executed and delivered to the Lender this Amendment;

(b)

Amended and Restated Promissory Note.  Each Credit Party shall have executed and delivered to the Lender the Amended and Restated Promissory Note;

(c)

Confession of Judgment.  Each Credit Party shall have executed and delivered to the Lender an amended and restated Confession of Judgment, dated as of the date of this Amendment, in the form attached hereto as Exhibit B;

(d)

Security Agreement.  Advantage Reference Labs, Inc. (“Advantage”) shall have executed and delivered to the Lender a Security Agreement, dated as of the date of this Amendment, in the form attached hereto as Exhibit C;

(e)

Guaranty Agreement.  Advantage shall have executed and delivered to the Lender a Guaranty Agreement, dated as of the date of this Amendment, in the form attached hereto as Exhibit D;

(f)

Eligible Accounts.  The Borrower shall have delivered such evidence to the Lender as the Lender shall request evidencing the amount of Eligible Accounts and the Lender shall be satisfied, in its sole discretion, with such amount and that such amount permits an additional principal advance hereunder;

(g)

Closing Statement.  The Borrower shall have executed and delivered to the Lender a closing statement in form and substance satisfactory to the Lender;

(h)

Corporate Documents.  The Lender shall have received such evidence as it may require as to the authority of the officers or attorneys-in-fact executing this Amendment and such other corporate documents it may request, including, but not limited to, a unanimous written consent of the board of directors or managers and an officer’s certificate of each Credit Party, in form and substance satisfactory to the Lender in its sole discretion;

(i)

Opinion of Counsel.  The Lender shall have received a customary opinion of the Credit Parties’ counsel, in form and substance satisfactory to the Lender in its sole discretion;

(j)

Search Results.  The Lender shall have received copies of UCC search reports dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name the Credit Parties and/or their subsidiaries, under their present name and any previous names, as debtors, together with copies of such financing statements;

(k)

Certificate of Good Standing.  The Lender shall have received a Certificate of Good Standing from the Secretary of State of the state of organization of each Credit Party, and each subsidiary thereof, evidencing the good standing thereof;

(l)

Fees Paid.  The Lender or its counsel shall have received payment in full of all fees and expenses due under this Amendment; and

(m)

No Event of Default; Representations and Warranties.  The Lender shall be satisfied, and shall have received a certificate signed by a duly authorized officer of each Credit Party, dated as of the date hereof, that (i) no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default have occurred and be continuing; and (ii) the representations and warranties of the Borrower contained in the Amended Credit Agreement, as amended and supplemented hereby, shall be true on and as of the date of this

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Amendment (except to the extent such representation or warranty expressly relates to an earlier date).

14. Execution in Counterparts.  This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

15. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

16. Amendment Effective Date.  All references in any Loan Document to the Amended Credit Agreement on and after the date hereof shall be deemed to refer to the Amended Credit Agreement as further amended hereby, and the parties hereto agree that on and after the date hereof, the Amended Credit Agreement, as further amended hereby, is in full force and effect.

[signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:

MEDYTOX SOLUTIONS, INC.

By:

  /s/ William Forhan__________

Name:

William Forhan

Title:

Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:

TCA Global Credit Fund GP, Ltd.

Its:

General Partner

By:

  /s/ Robert Press

______

Name:

Robert Press

Title:

Director

[ signature page 1 of 2 ]

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CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing amendment no. 3 to the senior secured revolving credit facility agreement (the “Amendment”) as a guarantor, hereby consents and agrees to said Amendment and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Amendment.

GUARANTORS:

MEDYTOX MEDICAL MARKETING & SALES, INC.

By:

  /s/ Seamus Lagan____________

Name:

Seamus Lagan

Title:

Chief Executive Officer

MEDYTOX DIAGNOSTICS, INC.

By:

  /s/ Seamus Lagan____________

Name:

Seamus Lagan

Title:

Chief Executive Officer

PB LABORATORIES, LLC

By:

  /s/ Sharon Hollis___________

Name:

Sharon Hollis

Title:

Chief Executive Officer

BIOHEALTH MEDICAL LABORATORY, INC.

By:

  /s/ Sharon Hollis _________

Name:

Sharon Hollis

Title:

Chief Executive Officer

ADVANTAGE REFERENCE LABS, INC.

By:

   /s/ William Forhan________

Name:

William Forhan

Title:

Secretary

EXHIBIT A

AMENDED AND RESTATED PROMISSORY NOTE

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EXHIBIT B

CONFESSION OF JUDGMENT

EXHIBIT C

SECURITY AGREEMENT

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EXHIBIT D

GUARANTY AGREEMENT